SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	/X/

Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/ X / Preliminary Proxy Statement

/    /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/   /   Definitive Proxy Statement

/   /   Definitive Additional Materials

/   /   Soliciting Material Pursuant to §240.14a-12

Women’s Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Women’s Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 811-0221

October 8, 2004

Dear Women’s Equity Fund Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Women’s Equity Fund (the "Fund") scheduled for November 8, 2004 (the "Special Meeting") to vote on an important proposal affecting the Fund: to approve a new investment sub-advisory agreement among the Fund, Boston Trust Investment Management, Inc. ("BTIM") and Pro-Conscience Funds, Inc.

As discussed in more detail in the enclosed Proxy Statement, the previous investment sub-advisory agreement terminated on August 16, 2004 due to the acquisition of BTIM’s parent company, Boston Trust & Investment Management Company ("Boston Trust") in its entirety by a Delaware holding company owned by Boston Trust’s senior management team from Citizens Financial Group, Inc. To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Fund (the "Board") approved a new sub-advisory agreement on June 7, 2004, and has recommended that shareholders of the Fund be asked for their approval as well. The new investment sub-advisory agreement provides that, up until and following shareholder approval, Boston Trust will continue to provide investment sub-advisory services on the same terms and with the same fee structure under which it currently operates. The Board believes that this proposal is in the Fund’s and your best interest.

If you are a shareholder of record as of the close of business on September 16, 2004, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board has recommended approval of the proposal and encourages you to vote "FOR" approval of the new investment sub-advisory agreement. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund’s administrator at (414) 765-5344.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

PRO CONSCIENCE FUNDS, INC.	BOSTON TRUST INVESTMENT
MANAGEMENT, INC.

/s/ Linda Pei, President	/s/ Domenic Colasacco, President

Women’s Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD NOVEMBER 8, 2004

To the shareholders of the Women’s Equity Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting (the "Meeting") of shareholders of the Fund to be held on November 8, 2004:

Notice is hereby given that the Meeting will be held on November 8, 2004, at 9:00 a.m., Eastern time, at the offices of Boston Trust Investment Management, Inc. ("BTIM"), 40 Court Street, Boston, Massachusetts 02108. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.	To approve a new investment sub-advisory agreement by and among the Trust, on behalf of the Fund, BTIM, the Fund’s investment sub-advisor, and Pro-Conscience Funds, Inc., the Fund’s investment advisor, under which BTIM will continue to act as investment sub-advisor with respect to the assets of the Fund -- BTIM will serve as investment sub-advisor on substantially identical terms as the investment sub-advisory agreement currently in effect on an interim basis, which took effect after the acquisition of Boston Trust by a holding company owned by Boston Trust’s senior management team; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

These proposals are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on September 16, 2004 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

/s/ Dorothy A. Berry

Dorothy A. Berry, Chairperson
Professionally Managed Portfolios

October 8, 2004

Women’s Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 811-0221

PROXY STATEMENT
October 8, 2004

General. This Proxy Statement is being furnished by the Board of Trustees (at times, the "Board") of Professionally Managed Portfolios (the "Trust"), to the shareholders of its series, the Women’s Equity Fund (the "Fund"), in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting (the "Meeting") to be held November 8, 2004, at 9:00 a.m., Eastern time, at the offices of Boston Trust Investment Management, Inc. ("BTIM"), the Fund’s investment sub-advisor, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is October 8, 2004. At the Meeting, the shareholders of the Fund will be asked:

1.	To approve a new investment sub-advisory agreement (the "Sub-Advisory Agreement") by and among the Trust, on behalf of the Fund, BTIM, and Pro-Conscience Funds, Inc. ("Pro-Conscience"), the Fund’s investment advisor, under which BTIM will continue to act as investment sub-advisor with respect to the assets of the Fund. BTIM will serve as investment sub-advisor on substantially identical terms as the investment sub-advisory agreement currently in effect on an interim basis, which took effect after the acquisition of Boston Trust by a holding company owned by Boston Trust’s senior management team; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on September 16, 2004 will be entitled to be present and vote at the Meeting. As of that date, there were 1,267,284.004 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $24,962,439.04.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Chad E. Fickett, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

1

The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the Sub-Advisory Agreement to become effective. "Majority" for this purpose, as permitted under the 1940 Act, means the lesser of (1) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present, or (2) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a "quorum" must be present. Under the Trust’s By-Laws and Massachusetts law, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting for a period or periods not more than sixty (60) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present. With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, BTIM, Pro-Conscience, or U.S. Bancorp Fund Services, LLC ("USBFS"), the Fund’s administrator, who will not be paid for these services. BTIM will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies. The Fund anticipates that such fees will amount to approximately $7,000. The Fund, BTIM, Pro-Conscience or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, BTIM shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. As noted above, the Fund’s current investment sub-advisor is Boston Trust Investment Management, Inc., 40 Court Street, Boston, Massachusetts 02108. The Fund’s current investment advisor is Pro-Conscience Funds, Inc., 625 Market Street, 16th Floor, San Francisco, California 94105. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC ("Quasar"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, serves as Custodian for the Fund’s securities and cash.

2

Independent Public Accountants. Tait, Weller & Baker ("Tait Weller"), Philadelphia, Pennsylvania, currently serves as the independent principal accountants for the Trust. Representatives of Tait Weller are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged Tait Weller to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Tait Weller:

Aggregate total for fiscal years ending 03/31/03 and 03/31/04

Audit Fees	$27,500
Audit-Related Fees	$0
Tax Fees	$4,000
All Other Fees	$0

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust. All of Tait Weller’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of Tait Weller.

For the past two fiscal years, Tait Weller has not billed the Trust, Pro-Conscience nor BTIM (or any entity controlling, controlled by or under common control with Pro-Conscience or BTIM) for, nor accrued for on behalf of the Trust, Pro-Conscience or Boston Trust, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to Pro-Conscience or BTIM or any entity controlling, controlled by or under common control with Pro-Conscience or BTIM, is compatible with maintaining Tait Weller’s independence, and has concluded that the provision of such non-audit services by Tait Weller has not compromised their independence.

Share Ownership. To the knowledge of the Fund’s management, before the close of business on September 15, 2004, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	Number of Shares	% Ownership	Type of Ownership

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	455,251.4410	36%	Record
National Financial Services Corp. 1 World Financial Ct. 200 Liberty St. New York, NY 10281-1003	125,604.5190	9%	Record

3

Information about the Fund. The Trust, on behalf of the Fund, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a web-site that contains information about the Fund (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such materials can be obtained, after paying a duplicating fee, from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0112.

Reports to Shareholders. COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 811-0221. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV. The annual report is also available on the Fund’s website: www.womens-equity.com

PROPOSAL NO. 1:

APPROVAL OF SUB-ADVISORY AGREEMENT
BY AND AMONG THE TRUST, ON BEHALF OF THE FUND,
PRO-CONSCIENCE AND BOSTON TRUST

Background. Pursuant to an interim investment sub-advisory agreement dated August 16, 2004 (the "Interim Sub-Advisory Agreement"), BTIM currently provides investment sub-advisory services to the Fund and manages the portfolio assets of the Fund according to guidelines established by Pro-Conscience. The Interim Sub-Advisory Agreement was approved in person by the Board of Trustees on June 7, 2004 at a regular meeting of the Board. The Interim Sub-Advisory Agreement became effective when Boston Trust’s senior management team acquired Boston Trust in its entirety in a transaction described below. Prior to August 16, 2004, BTIM provided investment sub-advisory services to the Fund under a prior investment sub-advisory agreement (the "Prior Sub-Advisory Agreement"). The Prior Sub-Advisory Agreement was approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, most recently on June 7, 2004 as part of its regular annual renewal process, and by the Fund’s shareholders on August 31, 2000.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor (or sub-advisor) to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate on its "assignment." Section 2(a)(4) provides that a change of control of an investment advisor, such as BTIM’s sale to its senior management team, constitutes an assignment. Consequently, the purchase of BTIM caused the Prior Sub-Advisory Agreement for BTIM to terminate. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. In accordance with Rule 15a-4, the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, approved the Interim Sub-Advisory Agreement on June 7, 2004.

The Interim Sub-Advisory Agreement allows BTIM to manage the Fund under substantially identical terms as the Prior Sub-Advisory Agreement until January 13, 2005, and is substantially identical to the Prior Sub-Advisory Agreement except for the dates of execution, provisions relating to effectiveness and termination, and other immaterial changes. For example, the Interim Sub-Advisory Agreement provides that it may be terminated upon ten days’ written notice to BTIM, whereas the Prior Sub-Advisory Agreement requires sixty days’ written notice to BTIM. In order for BTIM to continue to serve as investment sub-advisor to the Fund, shareholders of the Fund must approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement").

4

On the same date that the Board approved the Interim Sub-Advisory Agreement, the Board approved the New Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. If approved by the shareholders of the Fund, the New Sub-Advisory Agreement will be executed and become effective upon the date of the shareholder meeting (currently scheduled for November 8, 2004).

The Transaction. Prior to the recent change of ownership, BTIM was wholly-owned by Citizens Financial Group, Inc. ("Citizens"). After a decision by the principals to change the structure of BTIM in order to allow for employee ownership, which would improve the firm’s ability to attract and retain high caliber investment and administrative professionals, Citizens entered into an agreement with a Delaware Holding Company, BTIM Corp., created by such principals pursuant to which the principals purchased Citizen’s entire interest in BTIM, effective August 16, 2004. As a result of this transaction, BTIM Corp, the Delaware Holding Company, owns 100% of the capital stock of Boston Trust & Investment Management Company. This transaction has resulted in these principals acquiring "actual control" through the holding company of BTIM, and a corresponding "change in control" of BTIM, the subsidiary of Boston Trust and sub-advisor to the Fund as defined under the 1940 Act.

The change of control did not result in any changes to BTIM’s investment process, operations or to its investment sub-advisory services to the Fund. BTIM will continue to provide the social screening of the Fund’s portfolio through its Walden affiliate, as well as formulating and implementing the Fund’s investment program. In general, the Fund’s daily operations or management activities have not been affected in any way.

Summary of the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement. Although the following description is only a summary, this Proxy Statement describes the material terms of the New Sub-Advisory Agreement. A form of New Sub-Advisory Agreement is attached at Appendix A and should be referenced for its specific terms.

Advisory Services and Fees. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that BTIM provides certain investment sub-advisory services to the Fund, including general Fund management, investment research, social screening of the Fund’s investments, and formulating and implementing the Fund’s investment program subject to the overall supervision of Pro-Conscience and the Fund’s Board of Trustees. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Pro-Conscience will pay BTIM a fee with respect to the Fund based on the Fund’s average daily net assets. Under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, BTIM is compensated by Pro-Conscience for its investment sub-advisory services at the annual rate of 0.25% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2004, BTIM received from Pro-Conscience sub-advisory fees of $44,467.20.

Brokerage Policies. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize BTIM to select the brokers or dealers that will execute the purchases and sales of securities of the Fund. The Prior Sub-Advisory Agreement obligates BTIM to follow the principles set forth in Pro-Conscience’s investment advisory agreement with the Fund in connection with BTIM’s purchasing and selling of portfolio securities. Under such terms, BTIM is directed to obtain the most favorable price when effecting securities transactions as its primary consideration, but is allowed to take into account a number of other factors when selecting brokers. In such instances, the transaction may be on terms less favorable than would otherwise be available from other brokers. The New Sub-Advisory Agreement also obligates BTIM to use its best efforts to obtain the best available price and most favorable execution, but allows BTIM to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker. However, both Agreements provide that such higher commissions will not be paid by the Fund unless BTIM determines the commissions are reasonable in relation to the value of services provided.

5

Payment of Expenses. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that BTIM will be responsible for providing the personnel, office space and equipment necessary to carry out its duties under the respective Agreement. The New Sub-Advisory Agreement explicitly obligates BTIM to pay for the costs of any special Board of Trustees or shareholder meetings convened for the primary benefit of BTIM. BTIM will not be required to pay the costs and expenses associated with purchasing securities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that they shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, or Fund shareholders. Both the Agreements may be terminated by the Board, Pro-Conscience or a vote of a majority of the shareholders of the Fund upon not more than 60 days’ notice, or by BTIM upon 60 days’ notice to the Fund and Pro-Conscience. In addition, both Agreements will terminate in the event that the investment advisory agreement with Pro-Conscience is terminated.

Other Provisions. The Prior Sub-Advisory Agreements provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties, or breach of fiduciary duty with respect to the receipt of compensation for services, BTIM shall not be subject to any liability to the Fund or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in connection with BTIM’s services under the Agreements. The New Sub-Advisory Agreement provides that BTIM shall not incur liability for any action taken or omitted by it in good faith and without negligence.

Executive Officers and Directors of BTIM. Information regarding the principal executive officers and directors of BTIM is set forth below. The address of BTIM is 40 Court Street, Boston, Massachusetts 02108. The address for the person listed below, as it relates to his duties with BTIM, is the same as that of BTIM.

Name	Position with BTIM

Domenic Colasacco	President and Director
William Apfel	Portfolio Manager and Director
Lucia Santini	Treasurer, Portfolio Manager and Director
Robert Lincoln	Portfolio Manager
Stephen Moody	Portfolio Manager
Heidi Soumerai	Portfolio Manager

Required Vote. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares. If the New Sub-Advisory Agreement is approved by the Fund’s shareholders, it will become effective immediately upon such approval.

If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Interim Advisory Agreement will terminate on January 13, 2005 and BTIM will cease to serve as the investment sub-advisor for the Fund. In that event, the Board and Pro-Conscience will consider its options regarding an investment sub-advisor for the Fund, including the possible management of the Fund’s portfolio directly by Pro-Conscience. The Interim Sub-Advisory Agreement provides that any compensation earned by BTIM under the contract will be held in an interest bearing escrow account, and if the shareholders approve the New Sub-Advisory Agreement, BTIM will receive the escrow amount plus any interest earned. Further, the Interim Sub-Advisory Agreement provides that if the shareholders do not approve the New Sub-Advisory Agreement, BTIM will be entitled to receive the lesser of: (1) any sub-advisory fees held in escrow plus any interest earned since August 16, 2004; or (2) the amount of expenses actually incurred by BTIM while performing services under the Interim Sub-Advisory Agreement, plus any interest earned on that amount in escrow.

6

Recommendation of the Board of Trustees. The Board of Trustees believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees also believes that there will be no change in the services provided by BTIM to the Fund. The Board considered that there would be no change in BTIM’s investment process, operations or to its investment sub-advisory services to the Fund. In general, the Board determined that there would be no diminution in the scope and quality of sub-advisory services provided to the Fund as a result of the change in control and that the terms of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

In considering the New Sub-Advisory Agreement at a meeting of the Board on June 7, 2004, the Trustees evaluated the quality of services BTIM was expected to continue to provide to the Fund and the compensation proposed to be paid to BTIM by Pro-Conscience. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (a) the quality of services provided to the Fund since BTIM first became investment sub-advisor to the Fund; (b) the performance of the Fund since commencement of operations; (c) the fact that the proposed transaction is not expected to affect the manner in which the Fund was advised; (d) the compensation payable to the sub-advisor under the proposed New Sub-Advisory Agreement, which would be at the same rate as the compensation under the existing investment Sub-Advisory Agreement; (e) the terms of the existing investment Sub-Advisory Agreement, which would be unchanged under the New Sub-Advisory Agreement except for different effective and termination dates and minor updating changes; (f) the favorable history, reputation, qualification and background of BTIM, as well as the qualifications of their personnel and financial condition; (g) BTIM’s overall investment performance record, specifically noting that the Fund’s long-term performance compared favorably against its benchmark, and that the Fund’s year-to-date performance was better than its benchmark; (h) the likelihood that the change in control transaction would not hinder the resources available BTIM; and (i) other factors deemed relevant.

The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by Pro-Conscience to BTIM under the Agreements were reasonable. In reviewing the transaction, the Board was also comfortable that: (a) the executives and directors of BTIM would not change and the principals of Boston Trust would remain the same and would own 100% of BTIM following the change in control transaction; (b) BTIM would be sufficiently capitalized following the transaction to continue its operations; (c) the assets under BTIM’s management would continue to remain at BTIM for a period of several years; (d) BTIM would obtain adequate liability insurance coverage for its management operations; and (e) there would be no changes to the investment approach and process and personnel involved in the portfolio management of the Fund. In addition, the Board also considered that BTIM may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature. Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

Other Legal Requirements under the 1940 Act. Section 15(f) of the 1940 Act provides that, when a change in control of an investment advisor (or sub-advisor) occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). BTIM and its affiliates have agreed that the change in control transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

7

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement as 100% of the Board is Independent.

Additional Information about the Trust and BTIM. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with BTIM, if any:

Name	Position with the Trust	Position with BTIM

Dorothy A. Berry	Independent Trustee & Chairman	None
Wallace L. Cook	Independent Trustee	None
Carl A. Froebel	Independent Trustee	None
Rowley W. P. Redington	Independent Trustee	None
Steven J. Paggioli	Interested Trustee*	None
Robert M. Slotky	President	None
Eric W. Falkeis	Treasurer	None
Chad E. Fickett	Secretary	None

* Steven J. Paggioli is an interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with BTIM or any parent, subsidiary or affiliate thereof. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

8

Professionally Managed Portfolios

Dorothy A. Berry, Chairperson

/s/ Dorothy A. Berry

Glendora, California
October 8, 2004

9

APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the __th day of ________, 2004, by and among Boston Trust Investment Management, Inc., a Massachusetts corporation located at 40 Court Street, Boston, MA 02108 (the "Sub-Advisor"), Pro-Conscience Funds, Inc., a California corporation located at 625 Market Street, 16th Floor, San Francisco, CA 94105 (the "Advisor"); and Professionally Managed Portfolios, a Massachusetts business trust located at 615 East Michigan Street, Milwaukee, WI 53202 (the "Trust"), on behalf of the Women’s Equity Fund (the "Fund").

WHEREAS, the Advisor and the Sub-Advisor are each engaged in the business of rendering investment advice; and

WHEREAS, the Advisor and Sub-Advisor are each registered as investment advisors under the Investment Advisers Act of 1940; and

WHEREAS, the Fund is a separate series of the Trust having separate assets and liabilities; and

WHEREAS, the Fund has retained the Advisor to render investment management services to the Fund pursuant to an Investment Advisory Agreement dated as of August 16, 1993 (the "Investment Advisory Agreement"), pursuant to which the Advisor may contract with the Sub-Advisor as a sub-advisor as provided for herein;

NOW, THEREFORE, WITNESSETH: That it is hereby agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISOR.

(a)	Acceptance. The Sub-Advisor is hereby appointed and the Sub-Advisor hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser and manager to the Fund’s assets.

(b)	Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)	The Sub-Advisor’ Representations. The Sub-Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Advisor represents, warrants and agrees that it is registered as an adviser under the Investment Advisers Act of 1940.

(d)	The Advisor’s Representations. The Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Advisor further represents, warrants and agrees that it has the authority under the Investment Advisory Agreement to appoint the Sub-Advisor. The Advisor further represents and warrants that it has received a copy of Part II of the Sub-Advisor’s Form ADV. The Advisor further represents and warrants that the Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

10

(e)	Plenary authority of the Board of Trustees. The Sub-Advisor and Advisor both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Advisor will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Advisor and provided to the Sub-Advisor in writing. The current policies, objectives and restrictions are attached hereto as Exhibit A. From time to time, the Advisor may provide the Sub-Advisor with written copies of additional or amended investment policies, guidelines and restrictions, which shall become effective at such time as agreed upon by both parties. The Sub-Advisor will manage the investment and reinvestment of the assets in the Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Advisor, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Advisor in writing by the Advisor from time to time, and further subject to the plenary authority of the Fund’s Board of Trustees. Consistent with Exhibit A, or unless otherwise directed in writing by the Advisor, the Sub-Advisor shall have full discretionary authority to manage the investment of the assets in the Fund, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Advisor will, at its own expense:

(a)	advise the Advisor in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Advisor with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)	submit such reports and information as the Advisor or the Fund may reasonably request to assist the Fund’s custodian (the "Custodian") in its determination of the market value of securities held in the Fund;

(c)	place orders for purchases and sales of portfolio investments for the Fund;

(d)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Fund;

(e)	maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Advisor, to the extent not maintained by the Advisor or another agent of the Fund, and the Sub-Advisor hereby agrees that all records which it maintains for the fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request;

(f)	as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Fund, provide copies to the Advisor upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(g)	as soon as practicable following the end of each calendar month, provide the Advisor with written statements showing all transactions effected for the Fund during the month, a summary listing all investments held in the Fund as of the last day of the month, and such other information as the Advisor may reasonably request in connection with any accounting services that the Advisor provides for the Fund. Advisor acknowledges that Sub-Advisor and Custodian may use different pricing vendors, which may result in discrepancies; and

(h)	absent specific instructions to the contrary provided to it by the Advisor, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Fund in accordance with the Sub-Advisor’s proxy voting policy as most recently provided to the Advisor.

The Advisor will provide timely information to the Sub-Advisor regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Advisor will timely provide the Sub-Advisor with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Advisor to perform its responsibilities hereunder.

The Advisor hereby delegates to the Sub-Advisor the Advisor’s discretionary authority to exercise voting rights with respect to the securities and investments of the Fund. The Sub-Advisor’s proxy voting policies shall comply with any rules or regulations promulgated by the Securities and Exchange Commission ("SEC"). The Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Advisor’s voting procedures, of the Sub-Advisor’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall supply updates of this record to the Advisor or any authorized representative of the Advisor, or to the Fund on a quarterly basis (or more frequently, if required by law). The Sub-Advisor shall provide the Advisor and the Fund with information regarding the policies and procedures that the Sub-Advisor uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Advisor vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies.

3.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that the Fund shall assume the expense of:

(a)	brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)	custodian fees and expenses;

(c)	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)	interest payable on any Fund borrowings.

The Sub-Advisor specifically agrees that with respect to the operation of the Fund, the Sub-Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Sub-Advisor. If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Advisor in the Investment Advisory Agreement or any other agreement to which they are parties.

12

4.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Fund as herein provided, the Advisor shall pay to the Sub-Advisor a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Fund (as defined below), as set forth in Schedule B attached hereto and made a part hereof. Such fee shall be accrued daily and payable quarterly, as soon as practicable after the last day of each calendarquarter. In the case of termination of this Agreement with respect to the Fund during any quarter, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Fund’s net assets, managed by the Sub-Advisor, as of the most recent preceding day for which the Fund’s net assets were computed.

5.	PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Advisor is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Board of Trustees of the Fund may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Advisor shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Advisor, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Advisor shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.

The Advisor authorizes and empowers the Sub-Advisor to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Advisor shall select as provided above. The Sub-Advisor may, using such of the securities and other property in the Fund as the Sub-Advisor deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate. The Sub-Advisor shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian. The Sub-Advisor shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Advisor further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Advisor may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Advisor shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Advisor except as expressly provided herein.

13

6.	LIABILITY; STANDARD OF CARE.

The Sub-Advisor, its affiliates, agents and employees, shall be indemnified by the Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)	arising from Fund’s or the Advisor’s directions to the Sub-Advisor or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	arising from the acts or omissions of the Advisor, the Custodian or the Fund, their respective affiliates, agents or employees;

except for any such liability or loss which is due to the gross negligence, willful misconduct, or lack of good faith of the Sub-Advisor, its affiliates, agents and employees. The Sub-Advisor shall also be without liability hereunder for any action taken or omitted by it in good faith and without negligence.

The Sub-Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

However, the Sub-Advisor shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)	This Agreement shall go into effect as to the Fund on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of approval by shareholders of the Fund at a meeting called for the purpose of such approval. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act of 1940 (the "1940 Act");

(b)	This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust, by the Advisor, or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Sub-Advisor, and by the Sub-Advisor upon sixty (60) days’ written notice to the Fund and the Advisor. In the event of a termination, the Sub-Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Advisor, transfer any and all books and records of the Fund maintained by the Sub-Advisor on behalf of the Fund; and

(c)	This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act. This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

14

8.	SERVICES NOT EXCLUSIVE.

The services of the Sub-Advisor to the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.

9.	AGGREGATION OF ORDERS.

Nothing in this Agreement, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Advisor or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Advisor among the accounts and at a price approximately averaged.

10.	NO SHORTING; NO BORROWING.

The Sub-Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

11.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

12.	NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

13.	ANTI-MONEY LAUNDERING COMPLIANCE.

The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, "AML Laws"), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

15

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Advisor agrees to inform the Trust of any material development related to the Fund that the Sub-Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.	NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISOR:	Pro-Conscience Funds, Inc.
625 Market Street, 16th Floor
San Francisco, CA 94105
Attn: Linda Pei

SUB-ADVISOR:	Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108
Attn: William Apfel

FUND:	Professionally Managed Portfolios
On behalf of the Women’s Equity Fund
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
Attn: Chad E. Fickett

16.	GOVERNING LAW.

This agreement shall be construed in accordance with the laws of the state of California.

17.	ASSIGNMENT.

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

16

PRO-CONSCIENCE FUNDS, INC.

By:
Name: Linda Pei
Title: President

Boston Trust Investment Management, Inc.

By:
Name: Domenic Colasacco
Title: President

PROFESSIONALLY MANAGED PORTFOLIOS
On behalf of the Women’s Equity Fund

By:
Name: Robert M. Slotky
Title: President

17

EXHIBIT A

INVESTMENT GUIDELINES

The goal of the Fund is to provide long-term capital appreciation by investing primarily in equity securities.

The Fund emphasizes the purchase of common stocks of companies that satisfy certain social responsibility criteria and that are proactive toward women’s social and economic equality. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities of companies believed to have these characteristics.

The security selection process begins with an analysis of equity market sectors. The Advisor and Sub-Advisor seek to determine which sectors are expected to produce the greatest returns while controlling portfolio risk. This analysis includes the likely outcomes for inflation, profits, employment, the dollar and economic variables, together with the prices of stocks in various sectors. Based upon this analysis, the Advisor and Sub-Advisor construct a portfolio that is considered to achieve appropriate sector and security diversification for the purpose of meeting the Fund’s investment objective.

Within each industry sector, individual stock selection is based upon analysis of the company’s fundamental characteristics including financial strength, response to industry and economy-wide changes and price and cost trends. The Fund seeks to purchase companies with sound competitive positions and strategies. The Fund emphasizes reasonably-valued companies with above-average earnings growth, sustained profitability, and above-average return on invested capital.

Company management is also evaluated based on policies and practices toward women’s social and economic equality. It is Advisor’s belief that companies that make use of the talents and contributions of all employees, including women and minorities, are best equipped to address the needs of our dynamic economic environment and should be more profitable over the long term. The Advisor and the Sub-Advisor look for companies that exhibit some or all of the following socially responsible characteristics:

▪	promote women to top executive positions and compensate them accordingly
▪	have a high percentage of women directors on the board
▪	have strong support from senior executives for workplace equality
▪	provide career development and training programs for women employees including mentoring and company-sponsored women’s networking groups
▪	monitor hiring and promotion activity closely
▪	offer programs addressing work/life balance concerns
▪	use women-owned companies as vendors and service providers
▪	present positive images of women in their advertising, promotion and marketing
▪	are accountable and transparent to employees, investors and the communities in which they operate

Companies that exhibit some or all of the following characteristics are also considered to:

▪	have a good record on minority employment and advancement
▪	exhibit fair employee relations
▪	provide high quality and beneficial products or services
▪	to show leadership on environmental issues

18

The following characteristics are viewed negatively when selecting potential investments:

▪	has a pattern of Equal Employment Opportunity Act violations
▪	promotes sexist stereotypes in the workplace or in their advertising
▪	markets products that adversely affect women
▪	unwillingness to engage in dialogue concerning women’s issues

19

SCHEDULE B

FEES

Series of Professionally Managed Portfolios	Annual Fee Rate

Women’s Equity Fund	0.25% of average current net assets of the Fund invested by the sub-adviser

20

PROXY

WOMEN’S EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 8, 2004

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned hereby appoints Donald Armstrong and William Apfel, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Women’s Equity Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on November 8, 2004 at the offices of Boston Trust Investment Management, Inc., 40 Court Street, Boston, Massachusetts 02108 (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business September 16, 2004. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: _________________________________________________, 2004

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)(Title(s), if applicable)

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve the new investment agreement among Boston Trust Investment Management, Pro-Conscience, Inc. and the Women’s Equity Fund	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE NOVEMBER 8, 2004

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME

21